1 COMPANY CONFIDENTIAL Intermec and Honeywell Town Hall – December 10, 2012 Exhibit 99.7

COMPANY CONFIDENTIAL
Additional Information
Important Additional Information about the Merger Transaction
Intermec plans to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with the merger transaction. This communication does not constitute a solicitation of any vote or approval. The proxy statement and other documents to be filed with the SEC related to the merger transaction will contain important information about Honeywell, Intermec, the merger transaction and related matters. Investors are urged to carefully read the proxy statement and other documents to be filed with the SEC in connection with the merger transaction or incorporated by reference into the proxy statement, when available.
Intermec and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the merger transaction. Information regarding these persons who may, under the rules of the
SEC, be considered participants in the solicitation of Intermec’s stockholders in connection with the proposed merger transaction will be set forth in the proxy statement described above when it is filed with the SEC. Additional information regarding Intermec’s executive officers and directors, including stockholdings, is included in Intermec’s definitive proxy statement for 2012, which was filed with the
SEC on April 12, 2012. You can obtain free copies of this document from Intermec using the contact information above.
Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Intermec through the website maintained by the SEC at www.sec.gov or by contacting Intermec Investor Relations at (425) 348-2600. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Intermec’s website at www.intermec.com. (Which website is not incorporated herein by reference).

COMPANY CONFIDENTIAL
Forward-Looking Statements
Forward-Looking Statements
Statements made in this communication and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, or predictions of the future, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of
1995, and relate to matters that are not historical facts. These statements include those regarding the closing of the merger transaction, the expected timing of the merger transaction and the potential effects of the merger transaction, including if it does not close.
These statements are not guarantees of future performance or events and are subject to risks, uncertainties and assumptions that could cause actual results or events to vary materially from those indicated in this communication, including: the ability to obtain regulatory approvals of the merger transaction on the proposed terms and schedule; the failure of Intermec’s stockholders to approve the merger transaction; disruption to our business, including customer, employee and supplier relationships resulting from the merger transaction; the effect of the merger transaction on pricing, spending, third-party relationships and revenues; and other factors described in Intermec’s reports filed with the SEC, including our annual report for the year ended December 31, 2011 and subsequent quarterly reports, filed with the SEC, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except to the extent required by law, Intermec disclaims any obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, changes in assumption or otherwise

COMPANY CONFIDENTIAL
Summary
Intermec to be acquired by Honeywell for approximately
$600 million, net of debt and cash acquired
The transaction combines our history of innovation and
engineering expertise, global reach and leading products
and solutions with the significant global scale and
resources of Honeywell
Transaction is subject to approval of Intermec
shareholders, regulatory approval and customary closing
terms and conditions
Expected closing in first half 2013

COMPANY CONFIDENTIAL
Snapshot of Honeywell
Fortune 100 Company based in Morris Township, N.J.
Approximately 132,000 employees worldwide with key
offices in the Americas, China, India, Asia-Pacific & EMEA
Organized into four business lines – Intermec will fit within its Automation and Control Solutions business
Invents and manufactures technologies to address tough
challenges linked to global macro trends such as safety,
security, productivity and energy

COMPANY CONFIDENTIAL
What Should We Do Next?
Until the deal closes, which we expect to happen
sometime in the first half of 2013, it’s business-as-usual
Ensure our customers and partners continue to receive
the products, solutions, service and support they’ve
come to expect from Intermec
We must continue to meet our goals and budgets
We must not engage in speculation with customers,
partners, vendors or other outside parties
As the transition gets underway, we will provide more
detail and clarity as to roles and responsibilities

7 COMPANY CONFIDENTIAL